UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

TerraForm Global, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37528 (Commission File Number)	47-1919173 (IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland  20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pending Acquisitions

Certain of the pending acquisitions described in the Company’s registration statement on Form S-1 (File No. 333-203934) in connection with its initial public offering which closed on August 5, 2015, are expected to be delayed in their closing until the first quarter of 2016. In particular, the Company expects to acquire the hydro-electric energy project (ESPRA) constituting the third and last project of the Renova transaction and to obtain the release of certain liens imposed on the Renova projects in the first quarter of 2016. See “Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Third Party Acquisitions—Renova Transaction” in the Company’s Form 10-Q for the quarterly period ended September 30, 2015 for additional information.  Furthermore, with respect to the GME transaction, the Company exercised its right to extend the purchase agreement until March 12, 2016 and anticipates that the GME transaction will close in the first quarter of 2016.  However, such closing is subject to the satisfaction of various conditions beyond our control, including project lenders consent, and the GME transaction may not close on the terms or at the time anticipated. With respect to the Solarpack transaction (Alto Cielo), the Company expects that the transaction will close in the first quarter of 2016 upon the project reaching commercial operation.

To the extent that the expected delays described above occur, the cash available for distribution expected to be generated by the relevant projects will be realized in future periods, thereby reducing the Company’s expected cash available for distribution for the quarter ending December 31, 2015 which, after accounting for these delays, is currently expected to range from $32 million to $42 million.  Upon closing the related acquisitions, the Company expects to realize certain additional amounts that accrued as a result of such delays, which amounts would increase cash available for distribution in subsequent quarters. The Company’s estimate of cash available for distribution for the quarter ending December 31, 2015 is subject to finalization of the Company’s results for such period and actual results may differ materially from such estimate.

Call Right Projects

Certain of the call right projects under the Support Agreement we have entered into with SunEdison are still in development or under construction, including projects for which SunEdison has pending agreements with third-party developers for their acquisition.  Our call right projects that are in development or under construction may not be completed on schedule or at all, in which case any such project would not be available for acquisition by us during the time frame we currently expect or at all.  In addition, in connection with its capital raising activities, SunEdison has also requested that the Company forfeit its right to purchase certain of the call right projects identified in the Support Agreement in order to be able to sell such projects to third parties and may do so in the future.  While we expect that SunEdison  would replace any such call right projects with other projects of reasonably equivalent value, SunEdison may not be able to obtain replacements and/or any such replacements may not be obtained in a timely manner.

As our primary growth strategy is the acquisition of new clean energy projects, including under the Support Agreement, a delay in our ability to acquire a call right project (or the reduced quality of a call right project) could materially and adversely affect our expected growth and, ultimately, our forecasted cash available for distribution, business, financial condition and results of operations.  Furthermore, taking into consideration various factors, including the Company’s ability to access capital markets in the current market conditions, the Company expects to waive its call rights with respect to certain projects subject to the review and approval of the Company’s Conflicts Committee.

Financing Opportunities

Conditions in the capital markets for growth, income and energy companies, including renewables companies have generally declined in recent months.  In some cases, these developments have affected the plans and perspectives of various market participants, including operating entities, consumers and financing providers, and have increased uncertainty and heightened some of the risks the Company faces.  The Company and other companies in the industry have adjusted their plans and priorities in light of these developments and both the Company and its affiliates continue to consider financing opportunities in light of current market conditions and capital needs.  The Company has significant relationships with its affiliates, including SunEdison, and any financings, asset dispositions or other transactions entered into by the Company or its affiliates designed to raise capital, improve liquidity or otherwise may materially impact the Company.

Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that the Company expects or anticipates will occur in the future are forward-looking statements, including cash available for distribution, earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangements and other financial performance items, descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements provide the Company’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although the Company believes its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. Reference should be made to the Company’s other filings with the Securities and Exchange Commission for other factors that may cause results to differ materially from those contemplated in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

By:	/s/ Brian Wuebbels
Brian Wuebbels President and Chief Executive Officer

Date: December 15, 2015